SUB-ITEM 77O: Transactions effected pursuant to Rule 10f-3

Fund: Penn Series Small Cap Value Fund
Security: New Mountain Finance Meritage Homes Corp.
Date of Purchase: 07/12/2012
Amount of Purchase: $224,520,.09
Purchase price: $14.35
Affiliated Underwriter: Golman Sachs & Co.
			Janney Montgomery Scott LLC

Fund: Penn Series Small Cap Value Fund
Security: Metals USA Holdings Exact Sciences Corp.
Date of Purchase: 08/09/2012
Amount of Purchase: $57,097.25
Purchase price: $14.75
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series SMID Cap Growth Fund
Security: Five Below
Date of Purchase: 09/19/2012
Amount of Purchase: $1,275,000
Purchase price: $17.00
Affiliated Underwriter: Wells Capital Management LLC

Fund: Penn Series Small Cap Value Fund
Security: Restoration Hardware Holdings Inc.
Date of Purchase: 11/01/2012
Amount of Purchase: $57,432
Purchase price: $24.00
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Small Cap Value Fund
Security: PRIVATEBANCORP, INC.
Date of Purchase: 10/11/2012
Amount of Purchase: $191,740.50
Purchase price: $15.75
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series SMID Cap Growth Fund
Security: Realogy Holdings Corp.
Date of Purchase: 10/11/2012
Amount of Purchase: $10,800,000
Purchase price: $27.00
Affiliated Underwriter: Wells Capital Management LLC

Fund: Penn Series SMID Cap Growth Fund
Security: ServiceNow, Inc.
Date of Purchase: 11/14/2012
Amount of Purchase: $8,540,000
Purchase price: $28.00
Affiliated Underwriter: Wells Capital Management LLC

Fund: Penn Series SMID Cap Growth Fund
Security: WhiteWave Foods, Inc.
Date of Purchase: 10/25/2012
Amount of Purchase: $4,250,000
Purchase price: $17.00
Affiliated Underwriter: Wells Capital Management LLC

Fund: Penn Series SMID Cap Growth Fund
Security: Workday, Inc.
Date of Purchase: 10/11/2012
Amount of Purchase: $1,820,000
Purchase price: $28.00
Affiliated Underwriter: Wells Capital Management LLC

Fund: Penn Series Emerging Markets Equity Fund
Security: Chailease Holdings Co. Ltd
Date of Purchase: 10/10/2012
Amount of Purchase: $231,930
Purchase price: $8.59
Affiliated Underwriter: Morgan Stanley

Fund: Penn Series Emerging Markets Equity Fund
Security: Mexchem SAB de CV
Date of Purchase: 10/10/2012
Amount of Purchase: $223,875
Purchase price: MXN 60.00
Affiliated Underwriter: Morgan Stanley